UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 25, 2017

Tessera Holding Corporation

(Exact name of Registrant as Specified in its Charter)

Delaware	001-37956	81-4465732
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3025 Orchard Parkway

San Jose, California 95134

(Address of Principal Executive Offices)

(408) 321-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On January 25, 2017, the Compensation Committee of the Board of Directors of Tessera Holding Corporation (the “Company”) approved an increase in the annual base salary for Robert Andersen, who serves as Executive Vice President and Chief Financial Officer of the Company, to $351,000, effective March 1, 2017. Mr. Andersen’s incentive cash bonus target under the Company’s 2012 Performance Bonus Plan for Executive Officers and Key Employees remains at 75% of Mr. Andersen’s base salary level.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2017

TESSERA HOLDING CORPORATION

By:	/s/ Robert Andersen
Name:	Robert Andersen
Title:	Executive Vice President and Chief Financial Officer